KEYSTONE AMERICA
                                 FAMILY OF FUNDS
                                    (diamond)
                                Balanced Fund II
                            California Tax Free Fund
                      Capital Preservation and Income Fund
                              Florida Tax Free Fund
                              Fund for Total Return
                              Fund of the Americas
                            Global Opportunities Fund
                       Global Resources & Development Fund
                           Government Securities Fund
                       Hartwell Emerging Growth Fund, Inc.
                           Intermediate Term Bond Fund
                           Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                              Strategic Income Fund
                              Tax Free Income Fund
                                 World Bond Fund








This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.


                               [Evergreen Keystone
                                      FUNDS
                                      Logo]



                                  P.O. Box 2121
                        Boston, Massachusetts 02106-2121



SIF-R-3/97
17.8M                               Recycle logo





                                 K E Y S T O N E



                              [photo of sail boat]



                                    STRATEGIC
                                   INCOME FUND





                               [Evergreen Keystone
                                      FUNDS
                                      Logo]




                                SEMIANNUAL REPORT
                                JANUARY 31, 1997

PAGE 1
------------------------------
Keystone Strategic Income Fund
Seeks generous income from high yield,
foreign and U.S. government or agency obligations.


Dear Shareholder:

We are writing to report to you on the activities of Keystone Strategic Income Fund for the six-month period which ended January 31, 1997.

Performance:

For the periods which ended January 31, 1997, your Fund produced the following investment results:

  Class A shares returned 7.34% for the six month period and 9.87% for the twelve-month period.

  Class B shares returned 6.78% for the six month period and 8.91% for the twelve-month period.

  Class C shares returned 6.79% for the six month period and 8.92% for the twelve-month period.

  During the same time span, the average total returns of the benchmark indexes representing the three asset classes in which your Fund invests were 4.40% for the six months and 5.10% for the 12 months.1 The benchmark indexes include the Lehman Aggregate Bond Index, the Salomon World Government Bond Index and the Merrill Lynch High Yield Index.

  We were pleased with your Fund's progress during this six-month period. We believe two important objectives were achieved. First, the Fund outperformed the average return of its index benchmarks. Second, the Fund's price stability was improved, despite volatility in the overall market.

New strategies worked as designed

We think the long-term strategies implemented during the past fiscal year were successful. Our primary objective was to increase the quality and liquidity of your Fund's holdings to lay the foundation for stronger and more consistent performance. To that end, we focused on the high-yield portion of the portfolio. We increased the number of high-yield securities to broaden diversification and upgraded the quality of large holdings. At the end of January 1997, we moved 10% of total net assets out of the international portion and invested the assets equally in U.S. high-yield bonds and U.S. Treasuries. This decision was motivated by our concern that the high-yielding European bonds of Italy, Sweden and Spain, which had outperformed our expectations in 1996, were vulnerable to investors' doubts about the successful debut of European Monetary Union.

Favorable market environment

Throughout the six-month period, about 65% of the portfolio was invested in two asset classes that were performance leaders: foreign bonds and U.S. high-yield bonds. In the foreign arena, your Fund targeted Brazil, Argentina and Mexico in Latin America, and the so called "high-yield" countries of Denmark, Sweden and Italy in Europe. These positions offered significant yield advantage over comparable U.S. issues, while also generating attractive price appreciation. Your Fund took profits from these "high-yield" European holdings after the close of the fiscal year, and began shifting assets to the high-grade industrialized countries, such as Germany, the United Kingdom and Canada.

------------
1 The Lehman Aggregate Bond Index--a broad index of U.S. corporate, government and mortgage securities--returned 4.94% for the six months and 3.25% for the 12 months which ended on January 31, 1997. The total returns of the Salomon World Government Bond Index--a U.S. dollar index of foreign government bonds--were 0.44% for the six months and 2.12% for the 12 months. The Merrill Lynch High Yield Index returned 7.82% and 9.92% for the same six- and twelve-month periods.

                                                                   -continued-

PAGE 2
------------------------------
Keystone Strategic Income Fund



The U.S. portion of the portfolio benefited from its high-yield holdings. High-yield bonds were the bright spot in the generally lackluster bond market during 1996. The stronger-than-expected economic growth, which hurt investment-grade corporate bonds and Treasuries, had a positive impact on the ability of the issuers of high-yield bonds to pay their debt. Bond investors, hungry for higher yields, flocked to the high-yield issues. The brisk demand drove the prices up and the yields, which move in the opposite direction, lower. Although the average difference in yield between high-yield bonds and Treasuries had narrowed during the year, we think the spread, which was 3.42 percentage points on December 26, 1996,2 was still high enough to adequately compensate the investors for the additional risk.

Strategic diversification benefited the Fund

Your Fund's asset allocation performed exactly as it was designed to do during the six months. Individually, each of the asset classes in the portfolio--the foreign bonds, the U.S. government and agency securities, and the high-yield securities--reflected the market forces of its own class. Together, they produced an attractive total return for the 12-month period which ended January 31, 1997, with less volatility than each class would be likely to generate alone. The Fund's asset allocation remained largely unchanged since our last report in July 1996. At the close of this reporting period, 40.4% of net assets was invested in foreign bonds; 29.1% in mortgage-backed securities and U.S. government issues; 24.7% in high-yield securities; and 5.8% in other assets and liabilities.

Prescott B. Crocker to take over the Fund's management

We are pleased to inform you that Senior Vice President and group leader of the High Yield Bond Team Prescott B. Crocker took the Fund's helm effective March 1, 1997. Richard Cryan, who successfully restructured the portfolio and strengthened the Fund's performance during the past fiscal year, is moving on to manage Evergreen Keystone's institutional assets.

  The new portfolio manager brings more than 25 years' experience and an impressive track record managing fixed-income assets of high yield and strategic portfolios. More information about Mr. Crocker and a brief interview about his investment philosophy and outlook follows this letter.

Keystone acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, N.C., is the nation's sixth largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser, responsible for managing your Fund's portfolio. First Union also owns another mutual fund management company, Evergreen Asset Management Corp. Together, Evergreen and Keystone oversee approximately $30 billion in assets. Some services will now be provided under the "Evergreen Keystone Funds" umbrella.

-----------
2 Source: The Merrill Lynch Master II Index.

                                                                   -continued-

PAGE 3
------------------------------



We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

  Thank you for your continued support of Keystone Strategic Income Fund. As always, we welcome your questions and comments.

Sincerely,

/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman
Keystone Investment
Management Company

/s/ George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

March 1997


[Photo of Albert H. Elfner, III]
Albert H. Elfner, III


[Photo of George S. Bissell]
George S. Bissell

PAGE
------------------------------
Keystone Strategic Income Fund



                              A Discussion With
                              Your Fund Manager


                          [Photo of Prescott Crocker]


          Senior Vice President and head of the High Yield Bond Team
        Prescott Crocker is portfolio manager of Keystone High Income
            Bond Fund. A Chartered Financial Analyst, Mr. Crocker
         has 25 years of senior-level investment experience. He is a graduate of Harvard College and holds an M.B.A. in
             international finance from Harvard Business School.

Q   How would you describe your investment style and philosophy?

A I started my career in the financial industry as a banker. In that environment I looked at companies not as a buyer but rather a lender. Having come from that broader perspective, as a high yield manager, I always try to understand how I am going to get my money back.

  I value working with a team. I interact with the people by asking them the "what ifs" of the future in their areas. What can happen in the future to affect this credit? To what extent is the market understanding or even perceiving these possibilities?

Q   What are the key factors in your selection process?

A There are three elements that we consider of greatest value in selecting securities. The first is the quality of the management. We believe the most reliable indication of the management's commitment to the business is a high equity stake in the company. The degree of the management's experience and understanding of the business is also an important factor.

  The second element of key importance in our analysis is the value of assets. We closely follow stock valuations, so that when we analyze the quality and the future potential of the issuers under consideration, we can derive our own assessment of the level of risk in that debt. This process is similar to that of a bank evaluating the value of a house in order to determine the extent of the loan. If the loan is perceived to be risky, the amount of the loan will be lower than it would be for a higher-quality loan.

  The third element is cashflow. We try to be forward looking, to have an understanding of how margins might change and how cashflows might develop. Consequently, we generally invest in companies that have tangible assets and real cashflows rather than in start-up companies.

--------------------------------------------------------------------------------
Fund Profile
Objective: Seeks generous income from high yield, foreign and U.S. government or agency obligations.
Commencement of investment operations: April 14, 1987
Average maturity: 10 years
Net assets: $208 million
Newspaper listing: "StrInc"
--------------------------------------------------------------------------------

PAGE 5
------------------------------



Q   What factors drive your asset allocation decisions?

A It's always a tradeoff between the need for broad diversification and the expectations for return. We will never be less than 20% represented in any of our three asset categories, which are U.S. high yield securities, U.S. government obligations and foreign bonds. This is to ensure that we get the benefits of diversification if any one of these very distinct markets underperforms. However, we try to overweight those asset classes that we think can offer the best risk-adjusted returns going forward. For instance last year, we were overweighted in high-yield and emerging-market debt, as well as the high-yielding bonds in Europe. That was a good call for the Fund, because those asset classes turned out to be market leaders.

Q   Do you intend to use a team of managers for the Fund's three asset classes or will you manage the Fund alone?

A There is a great resource of expertise in the international and high-grade fixed-income departments at Keystone. We will manage the Fund by drawing on those resources and listening closely to the advice of these experts. However, the overall management of the portfolio and the strategic decisions, such as the investment allocations and portfolio weightings, is my responsibility. As one of the founders of the strategic fund concept and a manager of strategic funds since 1989, I am well prepared to manage that responsibility.

Q   What is your outlook for the U.S. fixed- income markets?

A We think the worldwide economy is characterized by excess capacity and low price pressures, which are compounded by the weak Japanese and European economies. That, combined with the strong U.S. dollar, is likely to keep inflation subdued in the United States. We expect the U.S. economy will go through brief periods of softness as well as strength, which will cause some fluctuations in interest rates and prices of bonds. We see these fluctuations as short-lived and relatively benign, given the strength of our economic and corporate fundamentals. Beyond that, our country is becoming less of a consumer and more of an asset saver, which makes it structurally less likely that shortages of goods and services would occur. More likely we would see shortages in investment opportunities which would lead to higher values of securities.

  What this means for the Fund is that we see very modest interest-rate volatility and solid real returns above money market instruments.

Q   What is your outlook for the foreign fixed- income markets?

A We've had impressive returns in Latin American bonds and the high-yielding European bonds over the past two years. We continue to see real value in those markets, although we think that volatility should be viewed as a standard ingredient in the mix.

  To illustrate what we view as real value, consider Argentina. It is a BB-rated country but its government bonds yield 4 percentage points more than U.S.



[Description of Pie Chart]

Asset Allocation
as of January 31, 1997

[graph]

U.S. Government and agency issues 29.1%
Common stocks and preferred stocks 1.2%
Other 4.6%
Foreign bonds (U.S.$) 16.3%
Foreign bonds (non-U.S.$) 24.1%
High yield corporate bonds (industrial bonds and notes) 24.7%

[end graph]

PAGE 6
------------------------------
Keystone Strategic Income Fund




Treasuries. In contrast BB-rated U.S. corporate bonds yield 1.7 percentage points more that U.S. Treasuries. At the same time, if a BB-rated U.S. corporate bond were to default on its debt, the International Monetary Fund and the U.S. government would not come to the rescue, as they did when Mexico devaluated its peso in 1994. So we believe there is real value in the emerging-market sovereign debt. We also believe that given the policies of growth, free enterprise and privatization in most Latin American countries, the yield advantages of their bonds are going to narrow and their returns will be better than the returns of U.S. high-yield bonds.

  Emerging market corporate bonds are generally rated higher than most American high yield corporate securities. The higher ratings point to less potential risk, so it's reasonable to expect that this debt will be treated well in the marketplace.

  European economies are experiencing high levels of unemployment and very low levels of inflation. The yields on European bonds haven't fully reflected the low inflation and, as a result, have been offering the best real, or inflation adjusted, rates of return of all the world's markets. A similar situation exists in Canada, where inflation is virtually nonexistent and the economy lags the U.S. economy. The Fund maintains positions in Canada as well as in Germany, Denmark and the United Kingdom.

                                      (diamond)
         This column is intended to answer questions about your Fund.
       If you have a question you would like answered, please write to:
                   Keystone Investment Distributors Company
                 Attn: Shareholder Communications, 22nd Floor
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 7
------------------------------

Your Fund's Performance


[Description of Mountain Chart]

Growth of an investment in
Keystone Strategic Income Fund Class A

In Thousands

[graph]

4/87              9523.81                   9523.81
                  8990.48                   9593.42
1/89              8914.28                   10678.2
                  7371.43                   10047
1/91              4847.62                   7756.32
                  6371.43                   11729.6
1/93              6761.9                    13888.4
                  7952.38                   18073.5
1/95              6342.86                   15747.5
                  6561.9                    17835.1
1/97              6657.14                   19599.2

[end graph]

Total Value: $19,599

A $10,000 investment in Keystone Strategic Income Fund Class A made on April 14, 1987 with all distributions reinvested was worth $19,599 on January 31, 1997. Past performance is no guarantee of future results.



Six-Month Performance as of January 31, 1997
==================================================================
                                Class A      Class B      Class C
Total returns*                     7.34%        6.78%        6.79%
Net asset value 7/31/96           $6.77        $6.81        $6.80
1/31/97                           $6.99        $7.02        $7.01
Dividends                         $0.27        $0.25        $0.25
Capital gains                      None         None         None

* Before deduction of front-end or contingent deferred sales charge (CDSC).

Historical Record as of January 31, 1997
==================================================================
Cumulative total returns        Class A      Class B      Class C
1-year w/o sales charge            9.87%        8.91%        8.92%
1-year                             4.66%        4.91%        8.92%
5-year                            59.13%          --           --
Life of Class                     95.99%       33.72%       36.55%
Average Annual Returns
1-year w/o sales charge            9.87%        8.91%        8.92%
1-year                             4.66%        4.91%        8.92%
5-year                             9.74%          --           --
Life of Class                      7.10%        7.54%        8.10%

Class A shares were introduced April 14, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.

  Class B shares were introduced on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares were introduced on February 1, 1993. Performance reflects the return you would have received for holding shares for one year and redeeming at the end of the period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

  You may exchange your shares for another Keystone fund by phone or in writing. You may also exchange funds through Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 8
------------------------------
Keystone Strategic Income Fund




                                  Glossary of
                                Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 9
------------------------------

Schedule of Investments--January 31, 1997 (Unaudited)

                                                               Interest  Maturity        Par           Market
                                                                 Rate      Date         Value           Value
================================================================================================================
FIXED INCOME (94.2%)
INDUSTRIAL BONDS & NOTES (24.7%)
AEROSPACE (0.3%)
  Airplanes Pass Thru Trust            Bond (Subord.)           10.875%    2019       $  500,000     $  554,550
----------------------------------------------------------------------------------------------------------------
BROADCASTING (2.9%)
  Ackerly Communications,
    Incorporated                       Sr. Notes                10.750     2003          775,000        821,500
  EZ Communications,
    Incorporated                       Sr. Notes (Subord.)       9.750     2005        1,000,000      1,035,000
  K-III Communications
    Corporation (e)                    Sr. Notes                 8.500     2006          750,000        738,750
  Park Broadcasting,
    Incorporated (e)                   Sr. Notes                11.750     2004          263,000        318,230
  Paxson Communications
    Corporation                        Sr. Notes (Subord.)      11.625     2002        1,000,000      1,050,000
  SFX Broadcasting, Incorporated
    (e)                                Sr. Notes (Subord.)      10.750     2006        1,000,000      1,060,000
  Sinclair Broadcast Group,
    Incorporated                       Sr. Notes (Subord.)      10.000     2005        1,000,000      1,025,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      6,048,480
----------------------------------------------------------------------------------------------------------------
CABLE/OTHER VIDEO DISTRIBUTION (3.8%)
  Adelphia Communications
    Corporation                        Sr. Notes                12.500     2002          500,000        512,500
  Cablevision Systems
    Corporation                        Sr. Deb. (Subord.)        9.875     2013          425,000        416,500
  Cablevision Systems
    Corporation                        Sr. Deb. (Subord.)       10.500     2016          575,000        592,250
  Comcast Corporation                  Sr. Deb. (Subord.)       10.625     2012          500,000        552,500
  Diamond Cable Communications
    Company
    (Eff. Yield 11.09%)(d)             Sr. Disc. Notes           0.000     2005        2,000,000      1,410,000
  Frontiervision                       Sr. Notes (Subord.)      11.000     2006          250,000        257,500
  Fundy Cable Limited                  Sr. Notes                11.000     2005        1,000,000      1,060,000
  Rogers Cablesystems Limited          Sr. Notes                10.000     2005        1,000,000      1,055,000
  Telewest Communications PLC
    (Eff. Yield 9.07%)(d)              Sr. Disc. Deb.            0.000     2007          650,000        445,250
  Videotron Holdings, PLC (Eff.
    Yield 11.00%)(d)                   Sr. Disc. Notes           0.000     2005        2,000,000      1,580,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      7,881,500
----------------------------------------------------------------------------------------------------------------
CHEMICALS (1.4%)
  Astor Corporation (e)                Sr. Notes (Subord.)      10.500     2006          750,000        781,875
  Freedom Chemicals,
    Incorporated (e)                   Sr. Notes (Subord.)      10.625     2006          750,000        793,125
  NL Industries, Incorporated          Sr. Notes                11.750     2003          535,000        564,425
  Rexene Corporation                   Sr. Notes                11.750     2004          675,000        757,688
----------------------------------------------------------------------------------------------------------------
                                                                                                      2,897,113
----------------------------------------------------------------------------------------------------------------
CONSUMER (1.0%)
  Exide Corporation                    Sr. Notes                10.000     2005        1,000,000      1,033,750
  Harvard Industries,
    Incorporated                       Sr. Notes                11.125     2005          550,000        418,000
  International Semi-Tech
    Electronics, Incorporated
    (Eff. Yield 11.98%)(d)             Sr. Disc. Notes           0.000     2003        1,025,000        604,750
----------------------------------------------------------------------------------------------------------------
                                                                                                      2,056,500
----------------------------------------------------------------------------------------------------------------

                                                        (continued on next page)

PAGE 10
------------------------------
Keystone Strategic Income Fund


Schedule of Investments--January 31, 1997 (Unaudited)


                                                               Interest  Maturity        Par           Market
                                                                 Rate      Date         Value           Value
================================================================================================================
DIVERSIFIED MEDIA (0.9%)
  Cinemark USA, Incorporated           Sr. Notes (Subord.)       9.625%    2008       $  500,000     $  508,750
  Lamar Advertising Company            Sr. Secd. Notes           9.625     2006          450,000        460,125
  Lifestyle Brands                     Gtd. Deb. (Subord.)      10.000     1997          350,000        350,000
                                       Deb. (Subord.)
  Viacom, Incorporated                 Exchangeable              8.000     2006          500,000        485,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      1,803,875
----------------------------------------------------------------------------------------------------------------
ENERGY (2.9%)
  Clark USA, Incorporated              Sr. Notes                10.875     2005        1,000,000      1,010,000
  Ferrellgas Partners Limited
    Partnership (e)                    Sr. Notes                 9.375     2006          775,000        783,719
  HS Resources, Incorporated
    (b)(e)                             Sr. Notes (Subord.)       9.250     2006          450,000        459,000
  Nuevo Energy Company                 Sr. Notes (Subord.)       9.500     2006        1,000,000      1,055,000
  Parker Drilling Corporation
    (b)(e)                             Gtd. Deb.                 9.750     2006        1,000,000      1,055,000
  Plains Resources, Incorporated
    (e)                                Sr. Notes (Subord.)      10.250     2006          500,000        540,000
  TransTexas Gas Corporation           Sr. Notes                11.500     2002          500,000        548,750
  Vintage Petroleum,
    Incorporated                       Sr. Notes (Subord.)       9.000     2005          500,000        513,750
----------------------------------------------------------------------------------------------------------------
                                                                                                      5,965,219
----------------------------------------------------------------------------------------------------------------
FINANCIAL (0.5%)
  Reliance Group Holdings,
    Incorporated                       Sr. Deb. (Subord.)        9.750     2003        1,000,000      1,050,000
----------------------------------------------------------------------------------------------------------------
FOODS/TOBACCO/BEVERAGES (1.6%)
  Chiquita Brands International,
    Incorporated                       Sr. Notes                10.250     2006          500,000        525,000
  Iowa Select Farms
    (8/2/94-$2,243,310)
    (Eff. Yield 16.62%)(b)(d)          Sr. Disc. Notes           0.000     2004        4,336,000      2,793,685
----------------------------------------------------------------------------------------------------------------
                                                                                                      3,318,685
----------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS (2.8%)
  Buckeye Cellulose Corporation        Sr. Notes (Subord.)       8.500     2005        1,000,000      1,005,000
  Container Corporation of
    America                            Sr. Notes                11.250     2004        1,000,000      1,090,000
  Four M Corporation (e)               Sr. Notes                12.000     2006          375,000        393,750
  Owens-Illinois, Incorporated         Sr. Notes (Subord.)      10.500     2002          934,000        987,705
  Printpack, Incorporated (b)(e)       Sr. Notes (Subord.)      10.625     2006          350,000        367,500
  Rainy River Forest Products,
    Incorporated                       Sr. Notes                10.750     2001        1,000,000      1,082,500
  Tembec Finance Corporation           Sr. Notes                 9.875     2005        1,000,000        952,500
----------------------------------------------------------------------------------------------------------------
                                                                                                      5,878,955
----------------------------------------------------------------------------------------------------------------
GAMING (2.2%)
  Casino America, Incorporated         Sr. Notes                12.500     2003        1,000,000        985,000
  Grand Palais Casino,
    Incorporated (8/15/94-
    $2,488,391)(a)(b)(c)               Sr. Secd. PIK Notes      18.250     1997        2,488,391             25
  Lodgenet Entertainment
    Corporation (e)(b)                 Sr. Notes                10.250     2006        1,000,000        998,750
  Prime Hospitality Corporation        1st Mtge. Notes           9.250     2006          500,000        505,000

PAGE 11
------------------------------


Schedule of Investments--January 31, 1997 (Unaudited)


                                                               Interest  Maturity        Par           Market
                                                                 Rate      Date         Value           Value
================================================================================================================
                                                               Interest  Maturity        Par           Market
                                                                 Rate      Date         Value           Value
----------------------------------------------------------------------------------------------------------------
GAMING (CONTINUED)
  Showboat, Incorporated               Sr. Notes (Subord.)      13.000%    2009      $ 1,000,000     $ 1,147,500
  Starcraft Corporation
    (a)(b)(c)                          Notes (Subord.)          16.500     1998          750,000          15,000
  Trump Atlantic City Associates       1st Mtge. Notes          11.250     2006        1,000,000         965,000
----------------------------------------------------------------------------------------------------------------
                                                                                                       4,616,275
----------------------------------------------------------------------------------------------------------------
HOUSING (0.9%)
  Continental Homes Holding
    Corporation                        Sr. Notes                10.000     2006        1,000,000       1,032,500
  Schuller International Group,
    Incorporated                       Sr. Notes                10.875     2004          750,000         828,750
----------------------------------------------------------------------------------------------------------------
                                                                                                       1,861,250
----------------------------------------------------------------------------------------------------------------
METALS/MINERALS (0.5%)
  Jorgensen Earle                      Sr. Notes                10.750     2000        1,000,000       1,015,000
----------------------------------------------------------------------------------------------------------------
RETAIL (1.2%)
  Cole National Group,
    Incorporated                       Sr. Notes                11.250     2001          800,000         884,000
  Finlay Fine Jewelry
    Corporation                        Sr. Notes                10.625     2003        1,000,000       1,060,000
  Michaels Stores, Incorporated        Sr. Notes                10.875     2006          475,000         467,875
----------------------------------------------------------------------------------------------------------------
                                                                                                       2,411,875
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.8%)
  Dial Call Communications,
    Incorporated
    (Eff. Yield 11.24%)(d)             Sr. Disc. Notes           0.000     2005        1,000,000         715,000
  MFS Communications (Eff. Yield
    8.87%)(d)                          Sr. Disc. Notes           0.000     2004          500,000         436,250
  Teleport Communications Group        Sr. Notes                 9.875     2006          525,000         555,188
----------------------------------------------------------------------------------------------------------------
                                                                                                       1,706,438
----------------------------------------------------------------------------------------------------------------
TRANSPORTATION (0.2%)
  Eletson Holdings, Incorporated       1st Pfd. Mtge. Notes      9.250     2003          500,000         501,250
----------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS (0.8%)
  Mobile Telecommunication
    Technology                         Sr. Notes                13.500     2002          100,000          98,000
  Rogers Cantel                        Sr. Deb.                  9.375     2008          500,000         520,000
  Vanguard Cellular Systems,
    Incorporated                       Deb.                      9.375     2006        1,000,000       1,007,500
----------------------------------------------------------------------------------------------------------------
                                                                                                       1,625,500
----------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES (COST--$51,973,075)                                                    51,192,465
----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (19.3%)
  FHLMC Participation
    Certificate Pool #607352                                     7.682     2022        7,809,335       8,166,847
  FHLMC Participation
    Certificate Pool #846298                                     7.190     2022        2,706,272       2,792,548
  FNMA Grantor Trust 95-T5A                                      7.000     2035        1,211,607       1,178,288
  FNMA Pool #322356                                              7.000     2025        4,465,438       4,370,547
  FNMA Pool #324193                                              7.000     2025        5,933,684       5,807,593
  GNMA Pool #354714                                              6.500     2023       10,123,066       9,718,143

                                                        (continued on next page)

PAGE 12
------------------------------
Keystone Strategic Income Fund


Schedule of Investments--January 31, 1997 (Unaudited)


                                                               Interest  Maturity        Par           Market
                                                                 Rate      Date         Value           Value
================================================================================================================
MORTGAGE-BACKED SECURITIES (CONTINUED)
  GNMA Pool #780163                                              6.500%    2009      $ 8,188,857     $ 8,115,894
----------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $40,139,924)                                                   40,149,860
----------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS) (16.3%)
  Argentina (Republic of)              Deb.                     11.375     2017        2,600,000       2,678,000
  Argentina Global                     Deb.                     11.000     2006        2,500,000       2,640,625
  Comtel Brasileira (e)                Notes                    10.750     2004        5,500,000       5,768,125
  Grupo Industrial Durango S.A.        Notes                    12.000     2001        2,500,000       2,700,000
  Grupo Industrial Durango S.A.        Notes                    12.625     2003          400,000         442,000
  Grupo Televisa S.A.                  Sr. Notes                11.875     2006        2,900,000       3,193,625
  Indah Kiat International
    Finance Co.                        Gtd. Sr. Secd. Notes     11.875     2002        3,000,000       3,210,000
  Intermedia Capital Partners
    (e)                                Sr. Notes                11.250     2006          500,000         527,500
  Ispat Mexicana S.A.                  Sr. Unsecd. Deb.         10.375     2001          750,000         770,625
  Klabin Fabricadora Papel             Unsecd. Deb.             10.000     2001        5,000,000       5,062,500
  Telefonica de Argentina              Unsecd. Deb.             11.875     2004        6,000,000       6,862,500
----------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (COST--$31,571,261)                                                33,855,500
----------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (NON U.S. DOLLARS) (24.1%)
  Denmark (Kingdom of)                 Deb.                      8.000     2003         35,500,000     6,317,353
                                                                                      Danish Krone
  Germany (Federal Republic of)        Deb.                      6.875     2005          9,400,000     6,216,481
                                                                                     Deutsche Mark
  Italy (Republic of)                  Deb.                      9.500     2006     13,250,000,000     9,411,183
                                                                                      Italian Lira
  New Zealand Government               Deb.                      8.000     2001          9,500,000     6,714,807
                                                                                New Zealand Dollar
  Spain (Government of)                Deb.                     10.900     2003        870,000,000     7,824,001
                                                                                    Spanish Peseta
  Sweden (Kingdom of)                  Deb.                     10.250     2003         46,000,000     7,669,992
                                                                                     Swedish Krona
  United Kingdom Treasury              Govt. Gtd.                7.000     2001          3,710,000     5,916,692
                                                                                    Pound Sterling
----------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (NON U.S. DOLLARS) (COST--$48,616,270)                                            50,070,509
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT ISSUES (9.8%)
  U.S. Treasury Bonds                                            7.875     2021          7,723,000     8,603,885
  U.S. Treasury Bonds                                            6.500     2026          3,230,000     3,108,358
  U.S. Treasury Notes                                            5.750     1998            350,000       349,069
  U.S. Treasury Notes                                            6.125     1998          4,380,000     4,398,483
  U.S. Treasury Notes                                            6.250     2000            500,000       501,250
  U.S. Treasury Notes                                            6.125     2001          3,500,000     3,478,685
----------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT ISSUES (COST--$19,983,408)                                                      20,439,730
----------------------------------------------------------------------------------------------------------------

PAGE 13
------------------------------


Schedule of Investments--January 31, 1997 (Unaudited)

                                                                                     Market
                                                                                     Value
===============================================================================================
TOTAL FIXED INCOME (COST--$192,283,938)                                           $195,708,064
-----------------------------------------------------------------------------------------------
                                                                      Shares
-----------------------------------------------------------------------------------------------
COMMON STOCKS/WARRANTS (0.6%)
  Casino America, Incorporated (a)                                     104,514         290,680
  Casino America, Incorporated, wts. (a)                                19,582             196
  Colorado Gaming and Entertainment Company (a)                        170,042         765,189
  Grand Palais Casinos, Inc., Series A,
    wts.(8/15/94-$727)(a)(b)(c)                                         72,794              73
  Grand Palais Casinos, Inc., Series B,
    wts.(8/15/94-$397)(a)(b)(c)                                         39,706              40
  Grand Palais Casinos, Inc., Series C,
    wts.(8/15/94-$3,507)(a)(b)(c)                                      350,735             351
  Grand Palais Casinos, Inc., Series D,
    wts.(8/15/94-$-0-)(a)(b)(c)                                        160,136             160
  Grand Palais Casinos, Inc., wts.(8/15/94-$57) (a)(b)(c)               87,342              87
  Iowa Select Farms, wts. (2/4/94-$955,122) (a)(b)                     117,800         117,800
  Nextel Communications, Incorporated, wts. (a)                          4,820              48
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS/WARRANTS (COST--$3,034,293)                                      1,174,624
===============================================================================================
PREFERRED STOCK (0.6%) (COST--$2,106,054)
  Ampex Corp.(a)(b)                                                      2,156       1,185,800
-----------------------------------------------------------------------------------------------
                                             Coupon     Maturity    Maturity
                                              Rate        Date        Value
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.2%)
(COST--$4,655,000)
  Keystone Joint Repurchase Agreement
    (Investments in repurchase
    agreements, in a joint trading
    account, dated 1/31/97)(f)                5.580%    02/03/97    $4,657,165       4,655,000
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST--$202,079,285)                                             202,723,488
OTHER ASSETS AND LIABILITIES--NET (2.4%)                                             4,987,852
-----------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                               $207,711,340
===============================================================================================

(a) Non-income producing.
(b) All or a portion of these securities are either (1) restricted securities (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. The date of acquisition and cost are set forth in parentheses after the title of each restricted securitiy. On the date of acquisition there were no market quotations on similar securities and the above securities were valued at acquisition costs. At January 31, 1997, the fair value of these restricted securities was $2,912,221 (1.40% of the Fund's net assets).
(c) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on these securities. At January 31, 1997, the face value of these securities was $15,736 (0.01% of the Fund's net assets).
(d) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(e) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(f) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at January 31, 1997.

                                                        (continued on next page)

PAGE 14
------------------------------
Keystone Strategic Income Fund

Schedule of Investments--January 31, 1997 (Unaudited)

Legend of Portfolio Abbreviations:
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association

 Exchange                                     U.S. Value at      In Exchange   Net Unrealized
   Date                                       January 31, 1997    for U.S.$     Appreciation
----------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts to Sell:
                           Contracts to Deliver
           ---------------------------------------------------
2/20/97    2,997,435     Deutsche Mark           $1,834,685       2,005,000       $170,315
2/20/97    11,621,326    Danish Krone             1,863,303       2,023,000        159,697
3/13/97    7,414,942     New Zealand Dollar       5,093,352       5,139,000         45,648
4/28/97    3,710,000     Pound Sterling           5,933,873       6,027,006         93,133
                                                                              ----------------
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts        $468,793
                                                                              ================


See Notes to Financial Statements.

PAGE 15
------------------------------



FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each period)

                                                                       Year Ended July 31,
                                   Six Months Ended
                                   January 31, 1997     1996       1995      1994(b)      1993      1992
==============================================================================================================
                                      (Unaudited)
Net asset value beginning of
  period                                 $6.77          $6.89       $7.35       $7.86      $7.02      $6.10
--------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                     0.26           0.54        0.64        0.61       0.69       0.78
Net realized and unrealized gain
  (loss) on investments, closed
  futures contracts and forward
  foreign currency related
  transactions                            0.23          (0.09)      (0.45)      (0.44)      0.89       0.89
--------------------------------------------------------------------------------------------------------------
Total from investment operations          0.49           0.45        0.19        0.17       1.58       1.67
--------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                    (0.27)         (0.52)      (0.60)      (0.61)     (0.72)     (0.75)
In excess of investment income               0              0       (0.03)      (0.03)     (0.02)         0
Tax basis return of capital                  0          (0.05)      (0.02)      (0.04)         0          0
--------------------------------------------------------------------------------------------------------------
Total distributions                      (0.27)         (0.57)      (0.65)      (0.68)     (0.74)     (0.75)
--------------------------------------------------------------------------------------------------------------
Net asset value end of period            $6.99          $6.77       $6.89       $7.35      $7.86      $7.02
==============================================================================================================
Total return(a)                           7.34%          6.84%       3.00%       1.86%     24.13%     28.73%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           1.30%(c)(d)    1.30%(c)     1.33%      1.32%      1.80%      2.09%
 Total expenses excluding
   reimbursement                          1.30%(c)(d)    1.30%(c)     1.33%      1.32%      1.80%      2.12%
 Net investment income                    7.38%(d)       8.05%       9.31%       7.79%      9.50%     11.73%
Portfolio turnover rate                     39%           101%         95%         92%       151%        95%
--------------------------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                          $63,384        $68,118     $85,970    $105,181    $85,793    $70,459
==============================================================================================================


(a) Excluding applicable sales charges.
(b) Calculation based on average shares outstanding.
(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.28% (annualized) for the six months ended January 31, 1997 and 1.28% for the year ended July 31, 1996.
(d) Annualized.

See Notes to Financial Statements.

PAGE 16
------------------------------
Keystone Strategic Income Fund



FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each period)

                                                                                         February 1, 1993
                                                                                         (Date of Initial
                                   Six Months Ended          Year Ended July 31,         Public Offering)
                                   January 31, 1997     1996        1995      1994(b)    to July 31, 1993
=========================================================================================================
                                      (Unaudited)
Net asset value beginning of
  period                                 $6.81           $6.92        $7.38       $7.89          $7.07
---------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                     0.24            0.50         0.60        0.55           0.24
Net realized and unrealized gain
  (loss) on investments, closed
  futures contracts and forward
  foreign currency related
  transactions                            0.22           (0.09)       (0.47)      (0.44)          0.92
---------------------------------------------------------------------------------------------------------
Total from investment operations          0.46            0.41         0.13        0.11           1.16
---------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                    (0.25)          (0.47)       (0.55)      (0.55)         (0.24)
In excess of net investment
  income                                     0               0        (0.03)      (0.03)         (0.10)
Tax basis return of capital                  0           (0.05)       (0.01)      (0.04)             0
---------------------------------------------------------------------------------------------------------
Total distributions                      (0.25)          (0.52)       (0.59)      (0.62)         (0.34)
---------------------------------------------------------------------------------------------------------
Net asset value end of period            $7.02           $6.81        $6.92       $7.38          $7.89
=========================================================================================================
Total return(a)                           6.78%           6.21%        2.12%       1.10%         16.75%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           2.06%(c)(d)     2.07%(c)     2.06%     2.07%          2.37%(d)
 Net investment income                    6.62%(d)        7.28%        8.58%       7.11%          7.18%(d)
Portfolio turnover rate                     39%            101%          95%         92%           151%
---------------------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                         $116,861        $123,389     $149,091    $162,866        $35,415
=========================================================================================================

(a) Excluding applicable sales charges.
(b) Calculation based on average shares outstanding.
(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.05% (annualized) for the six months ended January 31, 1997 and 2.05% for the year ended July 31, 1996.
(d) Annualized.

See Notes to Financial Statements.

PAGE 17
------------------------------




FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each period)

                                                                                       February 1, 1993
                                                                                       (Date of Initial
                                   Six Months Ended         Year Ended July 31,        Public Offering)
                                   January 31, 1997     1996       1995     1994(b)    to July 31, 1993
=========================================================================================================
                                      (Unaudited)
Net asset value beginning of
  period                                 $6.80          $6.92        $7.37      $7.88          $7.07
---------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                     0.23           0.49         0.59       0.55           0.24
Net realized and unrealized gain
  (loss) on investments, closed
  futures contracts and forward
  foreign currency related
  transactions                            0.23          (0.09)       (0.45)     (0.44)          0.91
---------------------------------------------------------------------------------------------------------
Total from investment operations          0.46           0.40         0.14       0.11           1.15
---------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                    (0.25)         (0.47)       (0.55)     (0.55)         (0.24)
In excess of net investment
  income                                     0              0        (0.03)     (0.03)         (0.10)
Tax basis return of capital                  0          (0.05)       (0.01)     (0.04)             0
---------------------------------------------------------------------------------------------------------
Total distributions                      (0.25)         (0.52)       (0.59)     (0.62)         (0.34)
---------------------------------------------------------------------------------------------------------
Net asset value end of period            $7.01          $6.80        $6.92      $7.37          $7.88
=========================================================================================================
Total return(a)                           6.79%          6.07%        2.27%      1.09%         16.61%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           2.06%(c)(d)    2.07%(c)     2.08%     2.07%          2.25%(d)
 Net investment income                    6.62%(d)       7.29%        8.56%      7.09%          7.35%(d)
Portfolio turnover rate                     39%           101%          95%        92%           151%
---------------------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                          $27,466        $31,816      $46,221    $59,228        $19,706
=========================================================================================================

(a) Excluding applicable sales charges
(b) Calculation based on average shares outstanding.
(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.05% (annualized) for the six months ended January 31, 1997 and 2.05% for the year ended July 31, 1996.
(d) Annualized.

See Notes to Financial Statements.

PAGE 18
------------------------------
Keystone Strategic Income Fund



FINANCIAL HIGHLIGHTS--CLASS Y SHARES
(For a share outstanding throughout the period)

                                                                                      January 2, 1997
                                                                                      (Date of Initial
                                                                                      Public Offering)
                                                                                    to January 31, 1997
-------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)
Net asset value beginning of period                                                       $ 7.03
-------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                                       0.00
Net realized and unrealized loss on investments and foreign currency related
  transactions                                                                             (0.03)
-------------------------------------------------------------------------------------------------------
Total from investment operations                                                           (0.03)
-------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                   (0.05)
-------------------------------------------------------------------------------------------------------
Net asset value end of period                                                             $ 6.95
=======================================================================================================
Total return(a)                                                                             0.00%
Ratios/supplemental data
Ratios to average net assets (annualized)
 Total expenses                                                                               --
 Net investment income                                                                        --
Portfolio turnover rate                                                                       39%
-------------------------------------------------------------------------------------------------------
Net assets end of period                                                                  $    7
=======================================================================================================

(a) Excluding applicable sales charges

See Notes to Financial Statements.

PAGE 19
------------------------------





STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997 (Unaudited)

Assets (Note 2)
 Investments at market value
   (identified cost--$202,079,285)                          $202,723,488
 Receivable for:
  Investments sold                                               247,624
  Fund shares sold                                               937,354
  Interest                                                     4,840,604
 Net unrealized appreciation on forward foreign  currency
  exchange contracts                                             468,793
 Prepaid expenses and other assets                                48,100
------------------------------------------------------------------------
   Total assets                                              209,265,963
------------------------------------------------------------------------
Liabilities (Notes 2, 4 and 5)
 Payable for:
  Fund shares redeemed                                           702,122
  Distributions to shareholders                                  588,038
 Distribution fee payable                                        113,175
 Due to related parties                                           17,751
 Other accrued expenses                                          133,537
------------------------------------------------------------------------
   Total liabilities                                           1,554,623
------------------------------------------------------------------------
Net assets                                                  $207,711,340
========================================================================
Net assets represented by
 Paid-in capital                                            $275,046,381
 Accumulated distributions in excess of net investment
   income                                                     (1,428,141)
 Accumulated net realized loss on investments, closed
   futures contracts and forward foreign currency
   related transactions                                      (66,895,983)
 Net unrealized appreciation on investments, forward
   foreign currency exchange contracts and related
   transactions                                                  989,083
------------------------------------------------------------------------
Total net assets                                            $207,711,340
========================================================================
Net Asset Value Per Share (Note 2)
 Class A Shares
  Net assets of $63,384,114 / 9,073,720 shares
    outstanding                                             $       6.99
  Offering price per share ($6.99 / 0.9525)
    (based on a sales charge of 4.75% of the offering
    price on January 31, 1997)                              $       7.34
 Class B Shares
  Net assets of $116,861,219 / 16,650,892 shares
    outstanding                                             $       7.02
 Class C Shares
  Net assets of $27,466,000 / 3,918,336 shares
    outstanding                                             $       7.01
 Class Y Shares
  Net assets of $7 / 1.007 shares outstanding               $       6.95
========================================================================



STATEMENT OF OPERATIONS
Six Months Ended January 31, 1997 (Unaudited)

Investment income
 Interest (net of foreign withholding
    taxes of $53,306)                                   $ 9,581,565
 Other income                                                23,475
-------------------------------------------------------------------
                                                          9,605,040
-------------------------------------------------------------------
Expenses (Notes 4, 5 and 6)
 Management fee                           $  709,713
 Distribution Plan expenses                  848,831
 Transfer agent fees                         294,152
 Custodian fees                               80,188
 Accounting, auditing and legal fees          32,684
 Trustees' fees and expenses                  18,011
 Other                                        43,870
-------------------------------------------------------------------
  Total expenses                           2,027,449
  Less: Expenses paid indirectly             (13,510)
-------------------------------------------------------------------
  Net expenses                                            2,013,939
-------------------------------------------------------------------
 Net investment income                                    7,591,101
-------------------------------------------------------------------
Net realized and unrealized gain on
   investments and forward foreign
   currency related transactions
   (Note 3)
 Net realized gain on:
  Investments                              2,468,026
  Forward foreign currency related
     transactions                            336,763
-------------------------------------------------------------------
 Net realized gain on investments and
    forward foreign currency related
    transactions                                          2,804,789
-------------------------------------------------------------------
 Net change in unrealized appreciation
  or depreciation on:
  Investments                              3,806,178
  Forward foreign currency related
     transactions                            534,157
-------------------------------------------------------------------
 Net change in unrealized appreciation
  or depreciation on investments and
  forward foreign currency related
  transactions                                            4,340,335
-------------------------------------------------------------------
 Net realized and unrealized gain on
    investments and forward foreign
    currency related transactions                         7,145,124
-------------------------------------------------------------------
 Net increase in net assets resulting
    from operations                                     $14,736,225
===================================================================

See Notes to Financial Statements.

PAGE 20
------------------------------
Keystone Strategic Income Fund


STATEMENTS OF CHANGES IN NET ASSETS

                                                                       Six Months Ended     Year Ended
                                                                       January 31, 1997   July 31, 1996
=======================================================================================================
                                                                         (Unaudited)
Operations
 Net investment income                                                   $  7,591,101      $ 19,336,690
 Net realized gain (loss) on investments and foreign currency
  related transactions                                                      2,804,789        (3,931,838)
 Net change in unrealized appreciation (depreciation) on investments
  and foreign currency related transactions                                 4,340,335           247,245
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     14,736,225        15,652,097
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1)
 Net investment income:
  Class A Shares                                                           (2,542,747)       (5,945,153)
  Class B Shares                                                           (4,249,560)       (9,706,657)
  Class C Shares                                                           (1,056,939)       (2,690,979)
  Class Y Shares                                                                    0                 0
 Tax basis return of capital:
  Class A Shares                                                                    0          (564,217)
  Class B Shares                                                                    0          (921,197)
  Class C Shares                                                                    0          (255,384)
  Class Y Shares                                                                    0                 0
-------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                        (7,849,246)      (20,083,587)
-------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2)
 Proceeds from shares sold:
  Class A Shares                                                            2,372,142         5,908,665
  Class B Shares                                                            9,153,950        18,284,154
  Class C Shares                                                            1,868,759         3,935,676
  Class Y Shares                                                                    7                 0
 Payment for shares redeemed:
  Class A Shares                                                          (10,521,212)      (25,781,907)
  Class B Shares                                                          (21,597,202)      (46,918,273)
  Class C Shares                                                           (7,871,440)      (19,524,124)
  Class Y Shares                                                                    0                 0
 Net asset value of shares issued in reinvestment of dividends and distributions:
  Class A Shares                                                            1,314,675         3,365,004
  Class B Shares                                                            2,112,165         5,354,257
  Class C Shares                                                              669,755         1,848,660
  Class Y Shares                                                                    0                 0
-------------------------------------------------------------------------------------------------------
 Net decrease in net assets resulting from capital share
  transactions                                                            (22,498,401)      (53,527,888)
-------------------------------------------------------------------------------------------------------
 Total decrease in net assets                                             (15,611,422)      (57,959,378)
-------------------------------------------------------------------------------------------------------
Net assets
 Beginning of period                                                      223,322,762       281,282,140
-------------------------------------------------------------------------------------------------------
 End of period [including accumulated distributions in excess of net investment income as follows: 1997--($1,428,141) and
   1996--($1,169,996)] (Note 1)                                          $207,711,340      $223,322,762
=======================================================================================================

See Notes to Financial Statements.

PAGE 21
------------------------------


NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1.) Significant Accounting Policies

Keystone Strategic Income Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly- owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to seek high current income from high yield, foreign and U.S. Government or agency obligations.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

   Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

   Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the

PAGE 22
------------------------------
Keystone Strategic Income Fund



transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions

E. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

   The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

   Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts. Dividend income is recorded on the ex-dividend date.

H. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the

PAGE 23
------------------------------




Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

I. Distributions

The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

   Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses) and foreign security transactions for income tax purposes that have been recognized for financial statement purposes.

J. Class Allocations

Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase.

   Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 will retain their existing conversion features.

   Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.

   Class Y shares are sold without a front-end or contingent deferred sales charge and pay no distribution or shareholder servicing expenses.

   Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class, except Class Y.

(2.) Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Fund were as follows:

                   Six months ended     Year ended
Class A            January 31, 1997    July 31, 1996
-----------------------------------------------------
Shares sold              339,922           862,737
Shares redeemed       (1,516,027)       (3,779,494)
Shares issued in
  reinvestment of
  dividends and
  distributions          189,663           493,925
-----------------------------------------------------
Net decrease            (986,442)       (2,422,832)
=====================================================
Class B
Shares sold            1,308,994         2,657,436
Shares redeemed       (3,093,253)       (6,840,568)
Shares issued in
  reinvestment of
  dividends and
  distributions          303,147           781,880
-----------------------------------------------------
Net decrease          (1,481,112)       (3,401,252)
=====================================================

PAGE 24
------------------------------
Keystone Strategic Income Fund



                   Six months ended     Year ended
Class C            January 31, 1997    July 31, 1996
-----------------------------------------------------
Shares sold              270,016           573,201
Shares redeemed       (1,128,932)       (2,845,554)
Shares issued in
  reinvestment of
  dividends and
  distributions           96,279           270,184
-----------------------------------------------------
Net decrease            (762,637)       (2,002,169)
=====================================================

                             January 2, 1997
                         (Date of Initial Public
                               Offering) to
Class Y                      January 31, 1997
-----------------------------------------------------
Shares sold                         1
Shares redeemed                     0
Shares issued in
reinvestment of
dividends and
distributions                       0
-----------------------------------------------------
Net increase                        1
=====================================================

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended January 31, 1997:

                        Cost of         Proceeds
                       Purchases       from Sales
---------------------------------------------------
Non-U.S.Government    $44,287,898     $101,107,448
U.S. Government       $18,522,734     $ 12,926,552

   The average daily balance of reverse repurchase agreements outstanding during the six months ended January 31, 1997 was approximately $3,431,700 at a weighted average interest rate of 5.19%. The maximum amount of borrowing during the year was $8,654,137 (including accrued interest).

   As of July 31, 1996, the Fund had a capital loss carryover for federal income tax purposes of approximately $65,917,000 which expires as follows:
$1,843,000--1998, $11,547,000--1999, $12,167,000--2000, $5,288,000--2002 and
$35,072,000--2004.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated and paid monthly.

   On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.

   The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.

   Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

   During the six months ended January 31, 1997, amounts paid to EKD or EKIS pursuant to the Fund's Class A, Class B and Class C Distribution Plans were as follows:

                      Paid to   Paid to
                        EKD       EKIS
-----------------------------------------
Class A                   --    $ 77,989
Class B prior
 to June 1, 1995          --     531,397
Class B on or
 after June 1, 1995   $2,287      83,080
Class C                   82     153,996

PAGE 25
------------------------------




   Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

   EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

   At January 31, 1997 total unpaid distribution costs were $9,780,243 for Class B shares purchased before June 1, 1995 and $1,253,913 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $4,914,792 at January 31, 1997.

   Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under an investment advisory agreement dated December 11, 1996, Keystone serves as the Investment Adviser and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.

   Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as Investment Manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the Investment Adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.

   During the six months ended January 31, 1997, the Fund paid or accrued $12,137 to Keystone for certain accounting services. The Fund paid or accrued $294,152 to Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

   Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended January 31, 1997, the Fund incurred total custody fees of $80,188 and received a credit of $13,510 pursuant to this expense offset arrangement, resulting in a net custody expense of $66,678. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Subsequent Distribution to Shareholders

Distributions from net investment income of $0.045 for Class A, $0.041 for Class B, $0.041 for Class C and $0.045 for Class Y were declared payable by March 6, 1997 to shareholders of record on February 25, 1997. These distributions are not reflected in the accompanying financial statements.

PAGE 26
------------------------------
Keystone Strategic Income Fund




Additional Information (Unaudited)

  Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, beside each proposal are the results of that vote.

  1. To elect the following Trustees:

                                            Affirmative    Withheld
                                            ------------- -----------
             Frederick Amling               22,218,403      518,215
             Laurence B. Ashkin             22,212,306      524,312
             Charles A. Austin III          22,209,589      527,029
             Foster Bam                     22,210,042      526,577
             George S. Bissell              22,213,540      523,078
             Edwin D. Campbell              22,210,802      525,816
             Charles F. Chapin              22,204,292      532,326
             K. Dun Gifford                 22,222,965      513,654
             James S. Howell                22,211,652      524,966
             Leroy Keith, Jr.               22,219,553      517,065
             F. Ray Keyser, Jr.             22,216,675      519,943
             Gerald M. McDonell             22,217,430      519,189
             Thomas L. McVerry              22,221,616      515,002
             William Walt Pettit            22,222,965      513,654
             David M Richardson             22,222,821      513,797
             Russell A. Salton, III M.D.    22,221,290      515,328
             Michael S. Scofield            22,222,821      513,797
             Richard J. Shima               22,209,416      527,203
             Andrew J. Simons               22,220,346      516,272

  2. To approve an Investment Advisory and Management Agreement between the Fund and Keystone Investment Management Company.

                        Affirmative   Against     Abstain
                       ------------- ---------   ---------
                        21,667,114    278,428     791,076

PAGE 27
------------------------------
Keystone Strategic Income Fund



                             Keystone's Services
                               for Shareholders

 KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

  EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

  ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

  REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

  EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

  ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

  CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

  EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

  RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

  Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.